Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF NOVEMBER
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )  TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                                         CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

                                                                      Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 602-300-6257
                                         ---------------------------------------
                                ADDRESS: 1777 W. Camelback Rd., J109
                                         Phoenix, AZ 85015
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                          MONTH: NOVEMBER 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                            BANK ACCOUNTS
AMOUNTS REPORTED SHOULD BE           -------------------------------------------------------------------------------------------
PER THE DEBTOR'S BOOKS,                NATIONAL         GROUP           GROUP          GROUP      TESSERACT GROUP    TESSERACT
not per the bank statement            DEPOSITORY      DEPOSITORY       MEDICAL        PAYROLL        OPERATING        CHARTER
                                    #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576  #022-978-8101   #022-922-6808
                                     ------------    ------------    ------------   ------------    ------------    ------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                             --    1,281,641.79              --             --              --              --

RECEIPTS
  STUDENT FEES                                 --
  CHARTER SCHOOL REVENUE                                                                                                      --
  ACCOUNTS RECEIVABLE                   54,823.85
  INTEREST                                                 827.57                                                             --
  SALE OF ASSETS
  TRANSFERS IN FROM OTHER ACCOUNTS                      54,823.85              --             --       68,229.25              --
  OTHER (ATTACH LIST)

       TOTAL RECEIPTS                   54,823.85       55,651.42              --             --       68,229.25              --

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS               --                              --             --       34,114.63              --
  CAPITAL IMPROVEMENTS
  PRE-PETITION DEBT
  TRANSFERS TO OTHER DIP ACCOUNTS       54,823.85       68,229.25                                                             --
  PAYMENTS MADE FOR SUNRISE EDU                                --                                      34,114.62
  OTHER (VOIDS)

  REORGANIZATION EXPENSES:
       ATTORNEY FEES
       ACCOUNTANT FEES
       OTHER PROFESSIONAL FEES
       U.S. TRUSTEE QUARTERLY FEE
       COURT COSTS
  TOTAL DISBURSEMENTS                   54,823.85       68,229.25              --             --       68,229.25              --
                                     ------------    ------------    ------------   ------------    ------------    ------------
ACCOUNT BALANCE -
END OF MONTH                                   --    1,269,063.96              --             --              --              --
                                     ============    ============    ============   ============    ============    ============

                                                                    BANK ACCOUNTS
AMOUNTS REPORTED SHOULD BE           ----------------------------------------------------------------------------
PER THE DEBTOR'S BOOKS,                CHARTER      FIRST FEDERAL     CREDITOR
not per the bank statement         EXTRACURRICULAR   CREDIT UNION      RESERVE       NE CAPITAL
                                    #022-922-7442   #4002-0270-922  #052-980-2118      RESERVE          TOTAL
                                     ------------    ------------    ------------    ------------    ------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                             --              --      418,978.03      585,000.00    2,285,619.82

RECEIPTS
  STUDENT FEES                                                                                                 --
  CHARTER SCHOOL REVENUE                                                                                       --
  ACCOUNTS RECEIVABLE                                                                                   54,823.85
  INTEREST                                                                 275.58                        1,103.15
  SALE OF ASSETS                                                               --                              --
  TRANSFERS IN FROM OTHER ACCOUNTS                                                                     123,053.10
  OTHER (ATTACH LIST)                                                                                          --

       TOTAL RECEIPTS                          --              --          275.58              --      178,980.10

DISBURSEMENTS
  BUSINESS - ORDINARY OPERATIONS                                                                        34,114.63
  CAPITAL IMPROVEMENTS                                                                                         --
  PRE-PETITION DEBT                                                                                            --
  TRANSFERS TO OTHER DIP ACCOUNTS              --                                                      123,053.10
  PAYMENTS MADE FOR SUNRISE EDU                                                                         34,114.62
  OTHER (VOIDS)                                                                                                --

  REORGANIZATION EXPENSES:
       ATTORNEY FEES                                                                                           --
       ACCOUNTANT FEES                                                                                         --
       OTHER PROFESSIONAL FEES                                                                                 --
       U.S. TRUSTEE QUARTERLY FEE                                                                              --
       COURT COSTS                                                                                             --
  TOTAL DISBURSEMENTS                          --              --              --              --      191,282.35
                                     ------------    ------------    ------------    ------------    ------------
ACCOUNT BALANCE -
END OF MONTH                                   --              --      419,253.61      585,000.00    2,273,317.57
                                     ============    ============    ============    ============    ============

                          THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
  TOTAL DISBURSEMENTS FROM ABOVE                                                                       191,282.35
    LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                         (123,053.10)
    LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                         (34,114.62)
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                     ------------
  TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                   34,114.63
                                                                                                     ============

                       The Tesseract Group (excl. Sunrise)
                             Statement of Operations
                     For the Month Ending November 30, 2001

Revenue
Tuition and Fees Revenue                                             $       --
Refunds/Returns                                                              --
Discounts                                                                    --
                                                                     ----------

Total Revenue                                                                --
                                                                     ----------

Operational Costs
Salaries and Wages                                                           --
Taxes and Benefits                                                           --
Food Programs Expense                                                        --
Maintenance Expense                                                          --
Insurance Expense                                                            --
Rent Expense                                                                 --
Utilities Expense                                                            --
                                                                     ----------

Total Operational Costs                                                      --
                                                                     ----------

General & Administrative Costs
Bank Charges/Processing Fees-A                                               --
Corporate Overhead                                                    55,355.45
Corporate Overhead Allocated to Sunrise                              (27,678.00)
Other Expenses                                                               --
                                                                     ----------

Total General and Administrative Expenses                             27,677.45
                                                                     ----------

Other Income                                                          77,060.84
Interest Expense                                                             --
                                                                     ----------

Net Interest and Other Income (Expense)                               77,060.84
                                                                     ----------

Reorganization Expenses
Professional Fees                                                     28,210.38
Professional Fees Allocated to Sunrise                               (14,105.00)
                                                                     ----------

Total Reorganization Expenses                                         14,105.38
                                                                     ----------

Net Income                                                           $35,278.01
                                                                     ==========

                       The Tesseract Group (excl. Sunrise)
                                  Balance Sheet
                                November 30, 2001

ASSETS

Current Assets
Cash and Cash Equivalents                                        $ 2,106,343.50
Accounts Receivable, net                                               5,841.67
Note Receivable from Nobel                                                   --
Prepaid Rent                                                           6,400.00
Other Prepaid Expenses                                                       --
                                                                 --------------

Total Current Assets                                               2,118,585.17

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                                  --
Deposits and Other Assets                                          1,512,992.80
                                                                 --------------

Total Assets                                                     $22,603,402.23
                                                                 ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                 $    15,777.43
Accrued Payroll and Benefits                                         998,366.69
Accrued Payroll Taxes                                                        --
Deferred Revenue and Tuition Deposits                                885,140.74
                                                                 --------------

Total Current Liabilities                                          1,899,284.86
                                                                 --------------

Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   3,993,226.45
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,688,067.54
Long-Term Debt                                                     1,696,967.85
                                                                 --------------

Total Pre-Petition Liabilities                                    17,092,584.49
                                                                 --------------

Due to Sunrise                                                     2,835,640.23
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                 --------------

Total Long-Term Liabilities                                        3,353,739.09
                                                                 --------------

Total Liabilities                                                 22,345,608.44
                                                                 --------------

Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,334,668.03
Post Petition Retained Deficit                                    (5,076,874.24)
                                                                 --------------

Total Shareholders' Equity                                           257,793.79
                                                                 --------------

Total Liabilities and Shareholders' Equity                       $22,603,402.23
                                                                 ==============

CASE NUMBER: B-00-10938-ECF-RTB                                 STATUS OF ASSETS


                                                          0-30     31-60     60+
ACCOUNTS RECEIVABLE                            TOTAL      DAYS      DAYS    DAYS
-------------------                            -----      ----      ----    ----
TOTAL ACCOUNTS RECEIVABLE                      5,842      5,842      --      --
     LESS: AMOUNT CONSIDERED UNCOLLECTIBLE         -                         --
ACCOUNTS RECEIVABLE (NET)                      5,842      5,842      --      --

                               SCHEDULED                                 CURRENT
FIXED ASSETS                    AMOUNT       ADDITIONS     DELETIONS      AMOUNT
------------                    ------       ---------     ---------      ------
REAL PROPERTY                  1,867,408     1,867,408            (0)

BUILDING IMPROVEMENTS/PLANT      846,395        16,066       862,461        (0)
ACCUMULATED DEPRECIATION        (136,823)      (33,112)     (169,935)        0
NET BUILDINGS/PLANT              709,573       (17,047)      692,526        (0)

EQUIPMENT                      5,466,149        11,637     5,477,786        (0)
ACCUMULATED DEPRECIATION      (2,404,930)     (533,426)   (2,938,357)        0
NET EQUIPMENT                  3,061,218      (521,789)    2,539,429        (0)

AUTOS & VEHICLES                 557,586       557,586            --
ACCUMULATED DEPRECIATION        (259,791)      (65,272)     (325,063)        0
NET AUTOS & VEHICLES             297,795       (65,272)      232,523         0

NOTE: Reduction in assets due to sale of Private and Charter School assets.

CASE NUMBER: B-00-10938-ECF-RTB                           STATUS OF LIABILITIES
                                                          AND SENSITIVE PAYMENTS
        POSTPETITION
     UNPAID OBLIGATIONS           TOTAL         0-30     31-60    61-90    91+
     ------------------           -----         ----     -----    -----    ---
ACCOUNTS PAYABLE                   15,777        2,121     245      --    13,412
TAXES PAYABLE                          --           --
ACCRUED SALARIES AND BENEFITS     998,367      998,367
PREPAID TUITION AND DEPOSITS      885,141      885,141
SECURED DEBT
OTHER (ATTACH LIST)
                                ---------    ---------    ----    ----    ------
TOTAL POST-PETITION
     LIABILITIES                1,899,285    1,885,628     245      --    13,412
                                =========    =========    ====    ====    ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS
                                                       AMOUNT PD       TOTAL PD
NAME                 REASON FOR PAYMENT               THIS MONTH        TO DATE
----                 ------------------               ----------        -------
Lucian Spataro       Wages and Exp. Reimbursement             --      129,134.79
Ernie Recsetar       Wages                                    --       22,000.00
Michael Lynch        Wages and Exp. Reimbursement      17,873.52      209,754.57
Gary Lilyquist       Wages and Exp. Reimbursement             --       80,239.99
                                                       ---------      ----------
TOTAL PAYMENTS TO INSIDERS                             17,873.52      441,129.35
                                                       =========      ==========

                                  PROFESSIONALS

                               DATE OF COURT                                          TOTAL
                             ORDER AUTHORIZING   AMOUNT     AMOUNT     TOTAL PAID    INCURRED
NAME                              PAYMENT       APPROVED     PAID       TO DATE      & UNPAID
----                              -------       --------     ----       -------      --------
Bryan Cave                                                             287,232.72
Engleman & Berger, PC                          10,787.83   10,787.83   107,962.51
Field, Sarvas, King & Coleman                                            7,853.48
Mariscal, Weeks, McIntyre                       6,962.55    6,962.55    18,619.26

CASE NUMBER: B-00-10938-ECF-RTB                                      CASE STATUS

QUESTIONNAIRE
                                                           YES           NO
                                                           ---           --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                 NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                               NO

ARE ANY WAGE PAYMENTS PAST DUE?                                          NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                              NO

CURRENT NUMBER OF EMPLOYEES:     0

INSURANCE
                     CARRIER AND        PERIOD     EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY      POLICY NUMBER      COVERED        DATE         & FREQUENCY
--------------      -------------      -------        ----         -----------


WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?


LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                                        $ (246,795.04)


Cash In:   Credit Card Deposit (Private)                                      -
           Credit Card Deposit (Charter)                                      -
           Regular Deposits (Private)                                         -
           Regular Deposits (Charter)                                         -
           Regular Deposits (Corporate)                               54,823.85
           Interest                                                    1,103.15
                                                                  -------------
Daily Cash In:                                                    $   55,927.00
                                                                  =============

Cash Out:  Charter A/P                                                        -
           Private A/P                                                        -
           Corporate A/P                                              68,229.25
           Corporate A/P (allocated to Sunrise)                      (34,114.63)
           TesseracT Payroll                                                  -
           Charter Payroll                                                    -
           Medical Claims                                                     -
           Banking Fees                                                       -
           LTC Payment                                                        -
           Voids                                                              -
                                                                  -------------
Daily Cash Out:                                                   $   34,114.62
                                                                  =============

Net Cash In/Out:                                                  $   21,812.38
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $ (224,982.66)
                                                                  =============

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS                                     TOTAL FOR
                                                                  November 2001
                                                                  -------------
BEGINNING FUNDS AVAILABLE:                                        $2,285,619.82

Cash In:   Telecheck                                              $          --
           Credit Card Deposit (Preschools)                                  --
           Credit Card Deposit (Private)                                     --
           Credit Card Deposit (Charter)                                     --
           Regular Deposits (Preschools)                                     --
           Regular Deposits (Private)                                        --
           Regular Deposits (Charter)                                        --
           Regular Deposits (Corporate)                               54,823.85
           Other  Deposit (Preschool)                                        --
           Interest                                                    1,103.15
           Interest on LTC Acct                                              --
           Voids                                                             --
                                                                  -------------
Daily Cash In:                                                    $   55,927.00
                                                                  =============

Cash Out:  Preschool A/P                                          $          --
           Charter A/P                                                       --
           Private A/P                                                       --
           Corporate A/P                                              68,229.25
           TesseracT Payroll                                                 --
           Preschool Payroll                                                 --
           Charter Payroll                                                   --
           College PR                                                        --
           Preschool NSF                                                     --
           Medical Claims                                                    --
           Banking Fees                                                      --
           LTC Payment                                                       --
           LTC Fees                                                          --
                                                                  -------------
Daily Cash Out:                                                   $   68,229.25
                                                                  =============

Net Cash In/Out:                                                  $  (12,302.25)
                                                                  -------------

ENDING FUNDS AVAILABLE:                                           $2,273,317.57
                                                                  =============

                                CORPORATE COMPANY
                          VENDOR CHECK REGISTER REPORT
                               PAYABLES MANAGEMENT

* Voided Checks

                                                                                                    AUDIT
CHECK NUMBER           VENDOR ID       VENDOR CHECK NAME              CHECK DATE   CHECKBOOK ID   TRAIL CODE       AMOUNT
------------           ---------       -----------------              ----------   ------------   ----------       ------
200013118              AMERDEV000-B    AMERICAN DEVELOPMENT            11/6/2001    OPERATING2   PMCHK00000347       $20.00
200013119              BEMJOH000-B     JOHN BEMISH                     11/6/2001    OPERATING2   PMCHK00000347      $200.00
200013120              RIVJUD000-B     JUDI RIVERA                     11/6/2001    OPERATING2   PMCHK00000347      $100.00
200013121              BEMJOH000-B     JOHN BEMISH                     11/8/2001    OPERATING2   PMCHK00000348      $100.00
200013123              MOOBRI000-B     MOORE, BRIAN                    11/8/2001    OPERATING2   PMCHK00000348      $200.00
200013124              QWEST000-B      QWEST                           11/8/2001    OPERATING2   PMCHK00000348       $99.26
200013125              RIVJUD000-B     JUDI RIVERA                     11/8/2001    OPERATING2   PMCHK00000348      $120.00
200013126              WICPIL000-B     WICK PILCHER INSURANCE, INC.    11/8/2001    OPERATING2   PMCHK00000348    $1,170.00
200013128              LYN000000-B     LYNCH,MICHAEL                   11/8/2001    OPERATING2   PMCHK00000349    $6,826.60
200013129              LYN000000-B     LYNCH,MICHAEL                   11/8/2001    OPERATING2   PMCHK00000349      $274.67
200013136              SNOWSCH000-B    SNOWFLAKE SCHOOL DISTRICT #5   11/19/2001    OPERATING2   PMCHK00000350    $4,000.00
200013149              BEMJOH000-B     JOHN BEMISH                    11/30/2001    OPERATING2   PMCHK00000351      $100.00
200013150              LYN000000-B     LYNCH,MICHAEL                  11/30/2001    OPERATING2   PMCHK00000351      $465.00
                                                                                                                 ----------
Total Checks: 13                                                                       Total Amount of Checks:   $13,675.53
                                                                                                                 ==========

                               THE TESSERACT GROUP
                                  MANUAL CHECKS
                      FOR THE MONTH ENDED NOVEMBER 31, 2001

NOVEMBER

CHECK #                   PAYEE                     DATE               AMOUNT
-------                   -----                   ----------         ----------
200013131         Bonfiglio Consultants            11/9/2001         $ 2,925.00
200013132         Dodge Van Payoff                11/15/2001         $ 9,948.65
200013133         Mike Lynch                      11/16/2001         $ 3,410.30
200013135         Judith Rivera                   11/16/2001         $   320.00
200013137         Mariscal Weeks                  11/20/2001         $ 6,962.55
200013138         Engelman/Berger                 11/20/2001         $10,787.83
200013139         Michael Lynch                   11/20/2001         $    70.35
200013140         AT&T                            11/20/2001         $    40.88
200013142         AT&T                            11/20/2001         $ 1,600.00
200013143         John Bemish                     11/26/2001         $   160.00
200013144         Judith Rivera                   11/26/2001         $   280.00
200013145         Borg Holdings                   11/27/2001         $ 3,721.56
200013146         U.S. Trustee                    11/29/2001         $ 7,500.00
200013148         Michael Lynch                   11/30/2001         $ 6,826.60
                                                                     ----------
                                                                     $54,553.72
                                                                     ==========